DEBT OBLIGATIONS	6 Months Ended
Jun. 30, 2016
Debt Obligations [Abstract]
Senior Notes and Loans
NOTE 8—Debt obligations

Short-term debt is mainly comprised of current maturities of long term liabilities and convertible debentures.

Long-term debt includes the following:
	Weighted average interest rate as of June 30, 2016	Maturity	June 30, 2016	December 31, 2015

	%		(U.S. $ in millions)
Senior notes EUR 1,300 million	1.25%	2023	$1,435	$1,409
Senior notes EUR 1,000 million	2.88%	2019	1,111	1,092
Senior notes EUR 700 million	1.88%	2027	775	762
Senior notes USD 950 million	2.40%	2016	950	950
Senior notes USD 844 million	2.95%	2022	843	843
Senior notes USD 789 million	6.15%	2036	780	780
Senior notes USD 700 million	2.25%	2020	700	700
Senior notes USD 613 million	3.65%	2021	612	611
Senior notes USD 588 million	3.65%	2021	586	586
Senior notes CHF 450 million	1.50%	2018	459	455
Fair value hedge accounting adjustments			53	(10)

Total senior notes			8,304	8,178

Term loan JPY 65 billion	0.99%	2017	637	544
Term loan JPY 35 billion	1.42%	2019	340	290
Term loan JPY 35 billion	LIBOR +0.3%	2018	340	290
Other loans JPY 5 billion	1.67%	2016	-	39
Total loans			1,317	1,163

Debentures USD 15 million	7.20%	2018	15	15
Other	7.48%	2026	10	5
Total debentures and others			25	20

Less current maturities			(1,587)	(989)

Derivative instruments			-	11

Less debt issuance cost*			(23)	(25)

Total long-term debt			$8,036	$8,358

* In accordance with FASB guidance, effective January 1, 2016, long-term debt is presented net of related debt issuance costs. Prior periods were adjusted to conform with the guidance.